Exhibit 99.1

Liquidia Technologies, Inc.

419 Davis Drive, Suite 100

Morrisville, NC 27560

MEDIA RELEASE

www.liquidia.com

Liquidia Closes Acquisition of RareGen

Merger Reinforces Company’s Commitment to Patients with PAH

Paul Manning and Roger Jeffs Join Liquidia Corporation Board of Directors

RESEARCH TRIANGLE PARK, N.C., November 18, 2020 - Liquidia Technologies, Inc. (NASDAQ: LQDA), a late-stage clinical biopharmaceutical company focused on the development and commercialization of novel products using its proprietary PRINT® technology, today announced that it has closed the previously announced acquisition of RareGen, LLC, reinforcing its commitment to patients and the pulmonary arterial hypertension (PAH) community.

“We are very pleased to have achieved this important milestone, one that we believe significantly strengthens our position through an enriched understanding of and presence in the PAH market to better serve patients with PAH throughout their continuum of care,” said Neal Fowler, Chief Executive Officer of Liquidia. “We welcome the RareGen team to the Liquidia family and firmly believe that, together, we will achieve our goal of improving patients’ lives by advancing much needed treatment options, including LIQ861, if approved, to the PAH community. Through this merger, we believe we are well poised to deliver long-term benefits to patients and value for our stockholders.”

On June 29, 2020, Liquidia announced it had entered into a definitive agreement to acquire RareGen through an all-stock merger. On November 18, 2020, Liquidia acquired 100 percent ownership of RareGen for 5,550,000 shares of Liquidia Corporation common stock. Under the terms of the merger agreement, an aggregate of 616,666 shares of additional Liquidia Corporation common stock were withheld from RareGen members to secure their indemnification obligations described therein. Further, under the terms of the merger agreement, RareGen members are also entitled to receive up to 2,708,333 shares of additional Liquidia Corporation common stock if certain RareGen net sales thresholds are met in 2021 pursuant to RareGen’s promotion agreement with Sandoz Inc.

With the close of the merger transaction, Liquidia and RareGen have become wholly owned operating subsidiaries of Liquidia Corporation, which is expected to trade on the Nasdaq Capital Market under the ticker symbol “LQDA” on November 19, 2020 as the successor to Liquidia Technologies. Under the terms of the merger agreement, Liquidia Technologies stockholders will receive an identical number of shares of Liquidia Corporation common stock in exchange for their Liquidia Technologies common stock.

Liquidia Technologies, Inc.

419 Davis Drive, Suite 100

Morrisville, NC 27560

MEDIA RELEASE

www.liquidia.com

As part of the completed transaction, former RareGen board members Paul B. Manning, of PBM Capital Group, a successful entrepreneur, accomplished investor and beneficial owner of a majority of RareGen’s equity, and Roger A. Jeffs, Ph.D., former President and Co-CEO of United Therapeutics, have been appointed to the Liquidia Corporation Board of Directors. Of the 5,550,000 shares of Liquidia Corporation common stock acquired by RareGen owners in the merger, approximately ninety-six percent of the shares are beneficially held by Messrs. Manning and Jeffs, which are subject to a six-month lock-up per the merger agreement. Concurrent with these appointments and the close of the merger transaction, Dr. Ralph Snyderman retired from the board, resulting in an increased size of the board from eight to nine directors.

Neal Fowler continued, “As we emerge from this transaction as a fully integrated business with a commercially available product for PAH and LIQ861 on the horizon, pending FDA approval, I and the board believe that the breadth of investment and therapeutic area expertise that Paul and Roger bring further complement the Liquidia Board of Directors and positions the company well for future growth.”

Neal Fowler added, “As we look to the future, it is incredibly important to remember those who helped Liquidia arrive at where we are today, especially Ralph Snyderman. Ralph’s many contributions have been instrumental in laying the foundation for our success and his longstanding commitment to our mission has made us a better company today. On behalf of myself and the board, we thank Ralph for his leadership and contributions to the company.”

Jefferies LLC acted as exclusive financial advisor, and DLA Piper LLP (US) acted as legal counsel, to Liquidia in connection with the transaction.

About the Merger Transaction

On November 18, 2020 (the “Closing Date”), Liquidia Technologies, Inc., a Delaware corporation (“Liquidia Technologies”), completed the previously announced acquisition contemplated by the Agreement and Plan of Merger, dated as of June 29, 2019, as amended by a Limited Waiver and Modification to the Merger Agreement, dated as of August 3, 2020 (the “Merger Agreement”), by and among Liquidia Technologies, Liquidia Corporation (“Liquidia Corporation”), RareGen, LLC, a Delaware limited liability company (“RareGen”), Gemini Merger Sub I, Inc., a Delaware corporation (“Liquidia Merger Sub”), Gemini Merger Sub II, LLC, a Delaware limited liability company (“RareGen Merger Sub”), and PBM RG Holdings, LLC, a Delaware limited liability company, as Members’ Representative. Pursuant to the Merger Agreement, Liquidia Merger Sub, a wholly owned subsidiary of Liquidia Corporation, merged with and into Liquidia Technologies (the “Liquidia Technologies Merger”), and RareGen Merger Sub, a wholly owned subsidiary of Liquidia Corporation, merged with and into RareGen (the “RareGen Merger” and, together with the Liquidia Technologies Merger, the “Merger Transaction”). Upon consummation of the Merger Transaction, the separate corporate existences of Liquidia Merger Sub and RareGen Merger Sub ceased and Liquidia Technologies and RareGen continue as wholly owned subsidiaries of Liquidia Corporation.

Liquidia Technologies, Inc.

419 Davis Drive, Suite 100

Morrisville, NC 27560

MEDIA RELEASE

www.liquidia.com

About Liquidia

Liquidia is a late-stage clinical biopharmaceutical company focused on the development and commercialization of novel products using its proprietary PRINT® technology to transform the lives of patients. PRINT is a particle engineering platform that enables precise production of uniform drug particles designed to improve the safety, efficacy and performance of a wide range of therapies. Currently, Liquidia is focused on the development of two product candidates for which it holds worldwide commercial rights: LIQ861 for the treatment of pulmonary arterial hypertension (PAH); and LIQ865 for the treatment of local post-operative pain. Liquidia is headquartered in Research Triangle Park, NC. For more information, please visit www.liquidia.com.

About RareGen

RareGen provides commercialization for rare disease pharmaceutical products, such as generic Remodulin® (treprostinil) for pulmonary arterial hypertension (PAH), with a national sales force focused on cardiology and pulmonology specialties.

Cautionary Statements Regarding Forward Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the timing related to the merger transaction or the anticipated benefits thereof, including, without limitation, future financial and operating results. The Company cautions readers that these and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to risks and uncertainties related to (i) the ability of Liquidia and RareGen to integrate their businesses successfully and to achieve anticipated cost savings and other synergies, (ii) the possibility that other anticipated benefits of the completed merger transaction will not be realized, including without limitation, anticipated revenues, expenses, earnings and other financial results, and growth and expansion of the new combined company’s operations, and the anticipated tax treatment, (iii) potential litigation relating to the completed merger transaction that has and could be instituted against Liquidia, RareGen or their respective officers or directors, (iv) possible disruptions from the completed merger transaction that could harm Liquidia’s or RareGen’s business, including current plans and operations, (v) the ability of Liquidia or RareGen to retain, attract and hire key personnel, (vi) potential adverse reactions or changes to relationships with employees, customers, suppliers, licensees, collaborators, business partners or other parties resulting from the completion of the merger transaction, (vii) continued availability of capital and financing and rating agency actions, (viii) legislative, regulatory and economic developments and (ix) unpredictability and severity of catastrophic events, including, but not limited to, global pandemics such as coronavirus, acts of terrorism or outbreak of war or hostilities, as well as management’s response to any of the aforementioned factors. These risks, as well as other risks associated with the completed merger transaction, are more fully discussed in the proxy statement/prospectus in connection with the completed merger transaction, which was declared effective on September 16, 2020, as subsequently supplemented. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Liquidia’s or RareGen’s consolidated financial condition, results of operations, credit rating or liquidity. Neither Liquidia nor RareGen assumes any obligation to provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Liquidia Technologies, Inc.

419 Davis Drive, Suite 100

Morrisville, NC 27560

MEDIA RELEASE

www.liquidia.com

Contact Information

Media:
Michael Parks
Corporate Communications
484.356.7105
michael.parks@liquidia.com

Investors:
Jason Adair
Vice President, Corporate Development and Strategy
919.328.4400
jason.adair@liquidia.com

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